UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2010 (June 16, 2010)

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

As previously announced, AOL Inc. (the “Company”) has been exploring strategic alternatives for its Bebo, Inc. (“Bebo”) subsidiary including a sale or possible shutdown. The Company has completed this process and is today announcing the sale of substantially all the assets of Bebo to an affiliate of Criterion Capital Partners, LLC.

The Company currently anticipates that following this transaction it will treat the common stock of Bebo as worthless for U.S. income tax purposes. The Company’s current U.S. income tax basis in Bebo is approximately $750 million. As a result of the anticipated worthless stock deduction for the common stock of Bebo under U.S. income tax law, the Company expects to record a deferred tax asset and corresponding benefit to its U.S. income tax provision in the second quarter of 2010 in a range of $275 million to $325 million. The Company’s tax conclusion with respect to the common stock of Bebo is subject to examination by the U.S. Internal Revenue Service. Additionally, given the recent volatility in the Company’s stock price and disposition activity, the Company will be required under generally accepted accounting principles to test the goodwill of its sole reporting unit for impairment in the second quarter of 2010.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the anticipated tax benefit, including the amount and timing thereof, and other statements identified by words such as “anticipate,” “may,” “will,” “intend,” “should,” “expect” or similar expressions. These statements are based on the current expectations and beliefs of AOL’s management, and are subject to uncertainty and changes in circumstances, including, but not limited to, facts and circumstances that could affect the applicability, timing and amount of the proposed tax deduction. Any forward-looking information is not a guarantee of future performance and actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, as well as factors affecting AOL’s operations and businesses. More detailed information about these factors may be found in AOL’s reports filed with the SEC from time to time. AOL is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/s/ Arthur Minson
Name: Arthur Minson
Title: Chief Financial Officer

Date: June 17, 2010

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